Execution Version

BORROWING BASE REDETERMINATION AND TENTH AMENDMENT TO CREDIT AGREEMENT
THIS BORROWING BASE REDETERMINATION AND TENTH AMENDMENT TO CREDIT AGREEMENT (this “Agreement”) is entered into as of June 17, 2019, among LONESTAR RESOURCES AMERICA INC., a Delaware corporation (“Borrower”), the Guarantors party hereto, CITIBANK, N.A., a national banking association, as administrative agent (in such capacity, the “Administrative Agent”) and as issuing bank (in such capacity, the “Issuing Bank”), and the other financial institutions executing this Agreement.
R E C I T A L S
A.The Borrower, the financial institutions party thereto from time to time (the “Lenders”), the Issuing Bank, and Administrative Agent are parties to that certain Credit Agreement dated as of July 28, 2015, as amended or otherwise modified by a Limited Consent and Waiver dated as of October 7, 2015, a First Amendment to Credit Agreement dated as of April 29, 2016, a Second Amendment to Credit Agreement dated as of May 19, 2016, a Third Amendment to Credit Agreement dated as of July 27, 2016, a Fourth Amendment to Credit Agreement dated as of November 23, 2016, a Fifth Amendment to Credit Agreement and Limited Waiver dated as of December 29, 2016, a Sixth Amendment and Joinder to Credit Agreement dated as of June 15, 2017, a Limited Waiver, Borrowing Base Redetermination Agreement, Amendment No. 7 to Credit Agreement dated as of January 4, 2018, Borrowing Base Redetermination Agreement and Amendment No. 8 to Credit Agreement dated as of May 24, 2018, a Consent Agreement dated as of September 28, 2018, and a Ninth Amendment and Joinder to Credit Agreement dated as of November 15, 2018, (as so amended or otherwise modified and as may be further amended or otherwise modified from time to time, including, without limitation, by this Agreement, the “Credit Agreement”).
B.    Subject to the terms and conditions set forth herein, on the Agreement Effective Date, (i) the Lenders under the Credit Agreement wish to reallocate a percentage of their rights and obligations under the Credit Agreement and the other Loan Documents as a Lender among themselves, and (ii) the Lenders have agreed to increase the Borrowing Base to $290,000,000, and make certain amendments to the Credit Agreement, each as set forth below.

NOW, THEREFORE, in consideration of these premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:
1.    Same Terms.
(a)    All terms used herein which are defined in the Credit Agreement shall have the same meanings when used herein, unless the context hereof otherwise requires or provides. In addition, (i) all references in the Loan Documents to the “Agreement” shall mean the Credit Agreement as the same shall hereafter be amended or otherwise modified from time to time, and (ii) all references in the Loan Documents to the “Loan Documents” shall mean the Loan Documents as the same shall hereafter be amended or otherwise modified from time to time.
(b)    Section 1.04 of the Credit Agreement is hereby incorporated herein mutatis mutandis.
2.    Reallocation of Commitments. On the Agreement Effective Date, each of the Lenders under the Credit Agreement hereby sells, assigns, transfers and conveys to the Lenders hereunder, and each of the Lenders hereby purchases and accepts, so much of the aggregate Commitments under, and Loans and participations in Letters of Credit outstanding under, the Credit Agreement such that, immediately after giving effect to this Agreement, including the amendments to the Credit Agreement set forth in Section 4 hereof, the relevant Commitments of each Lender shall be as set forth on Annex I hereto (it being understood that (i) if any Letters of Credit are outstanding under the Credit Agreement as of the Agreement Effective Date, then each of the Lenders shall have purchased and accepted from the other Lenders, a participation in such outstanding Letters of Credit

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based on its respective Applicable Percentage as reflected on Annex I hereto, and (ii) any other adjustments shall be made as the Administrative Agent shall specify so that the Revolving Credit Exposure applicable to each Lender equals its Applicable Percentage (after giving effect to this Agreement) of the aggregate Revolving Credit Exposure of all Lenders. The foregoing assignments, transfers and conveyances are without recourse to any Lender and without any warranties whatsoever by the Administrative Agent or any Lender as to title, enforceability, collectability, documentation or freedom from liens or encumbrances, in whole or in part, other than that the warranty of any such Lender that it has not previously sold, transferred, conveyed or encumbered such interests. Each Lender hereby waives any costs required to be paid by the Borrower pursuant to Section 5.02 of the Credit Agreement solely as a result of the assignments set forth in this Section 2.
3.    Redetermination of the Borrowing Base.
(a)    Subject to the terms of this Agreement, as of the Agreement Effective Date (i) the Borrowing Base shall be $290,000,000, and such Borrowing Base shall remain in effect at such amount until the Borrowing Base is redetermined or adjusted in accordance with the Credit Agreement, and (ii) each Lender’s Applicable Percentage of the Borrowing Base, after giving effect to the increase set forth in clause (a)(ii) above, shall be as set forth on Annex I hereto.
(b)    The parties hereto hereby acknowledge and agree that the Borrowing Base established pursuant to this Section 3 shall constitute the “Spring 2019 Redetermination” as defined in that certain letter agreement dated as of April 24, 2019 among the Borrower, the Administrative Agent, the Issuing Bank and the Lenders party thereto. The Administrative Agent, the Issuing Bank, the Lenders, and the Borrower hereby waive any required notices, notice periods, and timing requirements under the Credit Agreement (both before and after giving effect to this Agreement) in connection with the redetermination of the Borrowing Base under the Credit Agreement as set forth in this Agreement.
4.    Amendments to Credit Agreement.
(a)    Subject to the terms of this Agreement and in reliance on the representations, warranties, covenants and agreements contained in this Agreement, as of the Agreement Effective Date, Annex I (List of Maximum Credit Amounts) to the Credit Agreement is hereby amended and restated in its entirety as set forth in Annex I hereto.
(b)    Section 1.02 of the Credit Agreement is hereby amended by amending and restating the definition of “Capital Leases” in its entirety as follows:
"Capital Leases" means, in respect of any Person, all leases which shall have been, or should have been, in accordance with GAAP, recorded as capital leases on the balance sheet of the Person liable (whether contingent or otherwise) for the payment of rent thereunder; provided, however, notwithstanding anything to the contrary contained herein or in any other Loan Document, for all purposes hereunder and under any other Loan Document, GAAP shall be deemed to treat any operating leases in a manner consistent with their treatment under GAAP as in effect on the Effective Date.

5.    Conditions Precedent. The obligations and agreements of the Lenders as set forth in this Agreement are subject to the satisfaction (in form and substance satisfactory to the Administrative Agent), unless waived in writing by Administrative Agent and each Lender, of each of the following conditions (the date of such satisfaction or waiver of all conditions precedent, the “Agreement Effective Date”):
(a)    Agreement. The Administrative Agent shall have received executed counterparts of this Agreement from duly authorized officers of each of the Borrower and the Guarantors, the Administrative Agent, the Issuing Bank, and the Lenders.

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(b)    Fees and Expenses. The Administrative Agent shall have received payment of (i) the Increase Upfront Fee (as defined below), and (ii) all fees and expenses due to the Arranger and the Administrative Agent, in each case, in connection with this Agreement and the Credit Agreement and, in the case of expenses and legal fees, to the extent invoiced in reasonable detail at least two (2) Business Days prior to the Agreement Effective Date (except as otherwise reasonably agreed by the Borrower).
(c)    Representations and Warranties. On and as of the Agreement Effective Date, after giving effect to this Agreement and the transactions contemplated hereby, the representations and warranties of the Borrower and the Guarantors set forth in the Credit Agreement and in the other Loan Documents shall be true and correct in all material respects (without duplication of materiality), except to the extent any such representations and warranties are expressly limited to an earlier date, in which case, on and as of the Agreement Effective Date, such representations and warranties shall continue to be true and correct in all material respects (without duplication of materiality) as of such specified earlier date.
6.    Fees. The Borrower agrees to pay to the Administrative Agent, for the account of each Lender, an increase fee (the “Increase Upfront Fee”) in an amount equal to 0.45% of the Commitment of each such Lender after giving effect to the Amendment Effective Date that is in excess of such Lender’s Commitment in effect immediately prior to the Agreement Effective Date.  The entire amount of the Increase Upfront Fees are fully earned and due and payable on the Agreement Effective Date.  The Borrower agrees that, once paid, the Increase Upfront Fees or any part thereof payable hereunder shall not be refundable under any circumstances.  All fees payable hereunder shall be paid in immediately available funds in dollars and shall not be subject to reduction by way of withholding, setoff or counterclaim or be otherwise affected by any claim or dispute related to any other matter.  In addition, all fees payable hereunder shall be paid without deduction for any taxes, levies, imposts, duties, deductions, charges or withholdings imposed by any national, state or local taxing authority, or will be grossed up by the Borrower for such amounts.  At the sole discretion of each Lender, all or any portion of any fees paid to such Lender may be allocated to any affiliate thereof or paid to any other Lender or Lenders.
7.    Certain Representations. Each Loan Party represents and warrants that, as of the Agreement Effective Date: (a) each Loan Party has full power and authority to execute this Agreement, and this Agreement constitutes the legal, valid and binding obligation of each Loan Party enforceable in accordance with its terms, except as enforceability may be limited by general principles of equity and applicable bankruptcy, insolvency, reorganization, moratorium, and other similar laws affecting the enforcement of creditors’ rights generally; and (b) no authorization, approval, consent or other action by, notice to, or filing with, any Governmental Authority or other Person is required for the execution, delivery and performance by each Loan Party of this Agreement. In addition, each Loan Party represents that after giving effect to this Agreement and the transactions contemplated hereby all representations and warranties of the Borrower and the Guarantors set forth in the Credit Agreement and in the other Loan Documents shall be true and correct in all material respects (without duplication of materiality) on and as of the Agreement Effective Date, except to the extent any such representations and warranties are expressly limited to an earlier date, in which case, on and as of the Agreement Effective Date, such representations and warranties shall continue to be true and correct in all material respects (without duplication of materiality) as of such specified earlier date.
8.    Reaffirmation of Security Documents. Each Loan Party (a) reaffirms the terms of and its obligations (and the security interests granted by it) under each Security Instrument to which it is a party, and agrees that each such Security Instrument will continue in full force and effect to secure the Obligations as the same may be amended, supplemented, or otherwise modified from time to time, and (b) acknowledges, represents, warrants and agrees that the Liens and security interests granted by it pursuant to the Security Instruments are valid, enforceable and subsisting and create a security interest to secure the Obligations.
9.    Reaffirmation of the Guaranty. Each Guarantor hereby ratifies, confirms, acknowledges and agrees that its obligations under the Guaranty Agreement are in full force and effect and that such Guarantor continues to unconditionally and irrevocably guarantee the full and punctual payment, when due, whether at stated maturity or earlier by acceleration or otherwise, all of the Obligations, as such Obligations as the same may be amended, supplemented, or otherwise modified from time to time, and its execution and delivery of this Agreement does not indicate or establish an approval or consent requirement by such Guarantor under the Guaranty Agreement, in connection

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with the execution and delivery of amendments, consents or waivers to the Credit Agreement or any of the other Loan Documents.
10.    No Further Amendments. Except as previously amended in writing or as modified hereby, the Credit Agreement shall remain unchanged and all provisions shall remain fully effective between the parties.
11.    Acknowledgments and Agreements. Borrower acknowledges that on the date hereof all outstanding Obligations are payable in accordance with their terms. Borrower, Administrative Agent, Issuing Bank, and each Lender do hereby adopt, ratify and confirm the Credit Agreement and acknowledge and agree that the Credit Agreement is and remains in full force and effect. Any breach of any representations, warranties and covenants under this Agreement shall be an Event of Default under the Credit Agreement (subject to applicable notice and cure periods as set forth in the Credit Agreement).
12.    Limitation on Agreements. The agreements set forth herein are limited precisely as written and shall not be deemed (a) to be a consent under or a waiver of or an amendment to any other term or condition in the Credit Agreement or any of the Loan Documents, other than as specifically set forth herein, or (b) to prejudice any right or rights that Administrative Agent now has or may have in the future under or in connection with the Credit Agreement and the other Loan Documents or any of the other documents referred to herein or therein. This Agreement shall constitute a Loan Document for all purposes.
13.    Counterparts. This Agreement may be executed in any number of counterparts, each of which when executed and delivered shall be deemed an original, but all of which constitute one instrument. In making proof of this Agreement, it shall not be necessary to produce or account for more than one counterpart thereof signed by each of the parties hereto. Delivery of an executed counterpart of a signature page of this Agreement by facsimile or by e-mail “PDF” copy shall be effective as delivery of a manually executed counterpart of this Agreement.
14.    Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted pursuant to the Credit Agreement.
15.    Invalidity. In the event that any one or more of the provisions contained in this Agreement shall be held invalid, illegal or unenforceable in any respect under any applicable Governmental Requirement, the validity, legality, and enforceability of the remaining provisions contained herein or therein shall not be affected or impaired thereby.
16.    Incorporation of Certain Provisions by Reference. THIS AGREEMENT AND ANY CLAIMS, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS AGREEMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF TEXAS. The other provisions of Section 12.09 of the Credit Agreement captioned “Governing Law; Jurisdiction; Consent to Service of Process; Waiver of Jury Trial” are incorporated herein by reference for all purposes.
17.    Entirety, Etc. THIS AGREEMENT AND ALL OF THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.
[This space is left intentionally blank. Signature pages follow.]

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IN WITNESS WHEREOF, the parties hereto have executed this Agreement to be effective as of the date and year first above written.
BORROWER:

LONESTAR RESOURCES AMERICA INC.

By: /s/ Frank D. Bracken, III
Name:    Frank D. Bracken, III
Title:    Chief Executive Officer

GUARANTORS:

ALBANY SERVICES L L C
AMADEUS PETROLEUM INC.
T-N-T ENGINEERING, INC.

Each By: /s/ Frank D. Bracken, III
Name:    Frank D. Bracken, III
Title:    President

EAGLEFORD GAS, LLC
EAGLEFORD GAS 2, LLC
EAGLEFORD GAS 3, LLC
EAGLEFORD GAS 4, LLC
EAGLEFORD GAS 5, LLC
EAGLEFORD GAS 6, LLC
EAGLEFORD GAS 7, LLC
EAGLEFORD GAS 8, LLC
EAGLEFORD GAS 10, LLC
EAGLEFORD GAS 11, LLC
LONESTAR OPERATING, LLC
LONESTAR RESOURCES, INC.
POPLAR ENERGY, LLC
LA SALLE EAGLE FORD GATHERING LINE LLC
LONESTAR BR DISPOSAL LLC

Each By: /s/ Frank D. Bracken, III
Name:    Frank D. Bracken, III
Title:    Chief Executive Officer

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ADMINISTRATIVE AGENT/ISSUING BANK:

CITIBANK, N.A.,
as Administrative Agent and Issuing Bank

By: /s/ Thomas Skipper
Name:    Thomas Skipper
Title:    Vice President

LENDERS:

CITIBANK, N.A., as a Lender

By: /s/ Thomas Skipper
Name:    Thomas Skipper
Title:    Vice President

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ABN AMRO CAPITAL USA LLC, as a Lender

By: /s/ Darrell Holley
Name:    Darrell Holley
Title:    Managing Director

By: /s/ David Montgomery
Name:    David Montgomery
Title:    Managing Director

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COMERICA BANK, as a Lender

By: /s/ Garrett R. Merrell
Name:    Garrett R. Merrell
Title:    Vice President

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BARCLAYS BANK PLC, as a Lender

By: /s/ Sydney G. Dennis
Name:    Sydney G. Dennis
Title:    Director

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JPMORGAN CHASE BANK, N.A., as a Lender

By: /s/ Theresa M. Benson
Name:    Theresa M. Benson
Title:    Authorized Officer

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SUNTRUST BANK, as a Lender

By: /s/ Brian Guffin
Name:    Brian Guffin
Title:    Managing Director

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FIFTH THIRD BANK, as a Lender

By: /s/ Jonathan H. Lee
Name:    Jonathan H. Lee
Title:    Director

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IBERIABANK, as a Lender

By: /s/ Stacy Goldstein
Name:    Stacy Goldstein
Title:    Senior Vice President

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HANCOCK WHITNEY BANK, as a Lender

By: /s/ Brock Berilgen
Name:    Brock Berilgen
Title:    Senior Vice President

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ANNEX I

LIST OF MAXIMUM CREDIT AMOUNTS
Aggregate Maximum Credit Amounts

Name of Lender	Applicable Percentage	Maximum Credit Amount
Citibank, N.A.	22.335423200%	$111,677,116.00
JPMorgan Chase Bank, N.A.	17.272727270%	$86,363,636.36
ABN AMRO Capital USA LLC	17.272727270%	$86,363,636.36
SunTrust Bank	10.000000000%	$50,000,000.00
Fifth Third Bank	10.000000000%	$50,000,000.00
Comerica Bank	9.482758620%	$47,413,793.10
Barclays Bank PLC	4.545454545%	$22,727,272.73
IBERIABANK	4.545454545%	$22,727,272.73
Hancock Whitney Bank	4.545454545%	$22,727,272.73
TOTAL	100.000000000%	$500,000,000.00